Material Accounting Policy Information (Details) - Schedule of Consolidated Net Loss and Other Comprehensive Income (Loss) Utilizing USD as the Functional Currency of the Company - 6 months ended Jun. 30, 2024
	USD ($)	AUD ($) [1]
Schedule of Consolidated Net Loss and Other Comprehensive Income (Loss) Utilizing USD as the Functional Currency of the Company [Abstract]
Financial income, net - attributed to foreign translation gain	$ 136,518	$ 694,958
Other comprehensive loss - attributed to foreign currency translation adjustments	$ (170,590)	$ (476,413)

[1]	The conversion from AUD into USD was made at the exchange rate as of June 30, 2024, on which USD 1.00 equalled AUD 1.518.